UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2009

CHIQUITA BRANDS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	1-1550	04-1923360
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 East Fifth Street, Cincinnati, Ohio 45202

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (513) 784-8000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On March 11-13, and during the week of March 16, company officials expect to participate in meetings with investors and analysts, including a presentation at the Second Jefferies Consumer Summit on Wednesday, March 18, 2009. Materials to be used in conjunction with the presentations are furnished as Exhibit 99.1 to this Form 8-K. The materials can also be accessed on the Company’s website at www.chiquita.com by clicking on “Company News” or “Investor Relations.”

The information included in the presentation materials contains certain statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of Chiquita, including: the customary risks experienced by global food companies, such as prices for commodity and other inputs, currency exchange rate fluctuations, industry and competitive conditions (all of which may be more unpredictable in light of uncertainty in the global economic environment), government regulations, food safety and product recalls affecting the company or the industry, labor relations, taxes, political instability and terrorism; unusual weather conditions and crop risks; access to and cost of financing; any negative operating or other impacts from the relocation of the company’s European headquarters to Switzerland; and the outcome of pending litigation and governmental investigations involving the company, and the legal fees and other costs incurred in connection with such items.

Any forward-looking statements made in this report (including the exhibit) speak as of the date made and are not guarantees of future performance. Actual results or developments may differ materially from the expectations expressed or implied in the forward-looking statements, and the company undertakes no obligation to update any such statements. Additional information on factors that could influence Chiquita’s financial results is included in its other SEC filings, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 9.1 Presentation materials

Pursuant to the rules and regulations of the Securities and Exchange Commission, the exhibit and the information set forth therein are furnished to the Commission and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2009	CHIQUITA BRANDS INTERNATIONAL, INC.

	By:	/s/ Jeffrey M. Zalla
Jeffrey M. Zalla Senior Vice President and Chief Financial Officer